[CMS ENERGY LOGO]
                                                                      Exhibit 99
                                                                    NEWS RELEASE

               CMS ENERGY REPORTS 2005 FINANCIAL RESULTS;
             MCV WRITEDOWN OVERSHADOWS SOLID OPERATIONAL PERFORMANCE

      JACKSON, Mich., Feb. 23, 2006 - CMS Energy (NYSE: CMS) announced today a reported net loss of $94 million, or $0.44 per share, for 2005, compared to reported net income of $110 million, or $0.64 per share, for 2004.

      CMS Energy's adjusted 2005 net income, which excludes impairment charges and other items, was $295 million, or $1.39 per share, up from $149 million, or $0.87 per share for 2004. Adjusted 2005 net income without the overall positive impact of "mark-to-market" accounting was $204 million, or $0.96 per share, compared to $154 million, or $0.90 per share, for 2004.

      The 2005 reported results include a third-quarter after-tax impairment charge of $385 million, or $1.82 per share, related to CMS Energy's ownership interest in the Midland Cogeneration Venture (MCV). The non-cash charge resulted from the impact of sustained high natural gas prices on MCV's production costs. The 2005 reported results also include a fourth-quarter charge of $26 million, or $0.12 per share, because of revised estimates to complete environmental remediation work associated with the Company's former investment with the Bay Harbor project in northwest Michigan.

      For the fourth quarter of 2005, CMS Energy announced a reported net loss of $6 million, or $0.03 per share, compared to reported net income of $47 million, or $0.24 per share, for the same period in 2004. The 2005 quarterly results include an expected reversal of $40 million, or $0.19 per share, in previous mark-to-market gains on long-term natural gas contracts and financial hedges.

      Adjusted net income for the fourth quarter of 2005 was $1 million, or less than $0.01 per share, down from $39 million, or $0.20 per share, for the fourth quarter of 2004. Adjusted fourth quarter net income, without mark-to-market impacts, was $41 million, or $0.19 per share, compared to $48 million, or $0.25 per share, for the fourth quarter of 2004.

      CMS Energy said its adjusted 2006 earnings guidance, without mark-to-market impacts, is about $1 per share. The Company anticipates its 2006 reported earnings are likely to be substantially lower than its adjusted earnings because of the expected reversal of mark-to-market gains and losses from potential asset sales. CMS Energy isn't providing specific reported earnings guidance because of the uncertainties associated with those factors.

      "The non-cash MCV impairment charge overshadows the fact that Consumers Energy and CMS Enterprises turned in strong operational performances in 2005. For example, the utility met record customer demand for electricity in Michigan last summer. Meanwhile, the operational performance of our key CMS Enterprises assets was world-class," said David Joos, president and chief executive officer of CMS Energy.

      CMS Energy is an integrated energy company, which has as its primary business operations an electric and natural gas utility, natural gas pipeline systems, and independent power generation.

                                      # # #

CMS Energy provides financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis. Adjusted earnings provide a key measure of the Company's present operating financial performance, unaffected by discontinued operations, asset sales, impairments, or other items detailed in the attached summary financial statements. Mark-to-market is a non-cash accounting adjustment that primarily reflects changes in the market value of certain natural gas contracts. Earnings guidance is provided on an adjusted basis without mark-to-market impacts.

This news release contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "Forward-Looking Statements and Risk Factors" found in the Management Discussion and Analysis sections of CMS Energy's and Consumers Energy's Forms 10-Q for the quarter ended Sept. 30, 2005 (CMS Energy's and Consumers Energy's "Forward-Looking Statements and Risk Factors" sections are both incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements.

For more information on CMS Energy, please visit our web site at:
www.cmsenergy.com

Media Contacts: Jeff Holyfield, 517/788-2394 or Dan Bishop, 517/788-2395

Investment Analyst Contact: CMS Energy Investor Relations, 517/788-2590

                             CMS Energy Corporation
                        SUMMARY OF CONSOLIDATED EARNINGS
                    Condensed Consolidated Income Statements
                      (Millions, Except Per Share Amounts)

                                                   Fourth Quarter
                                                     (Unaudited)              Twelve Months
                                                --------------------      --------------------
                                                 2005         2004         2005         2004
                                                -------      -------      -------      -------
Operating Revenue                               $ 1,906      $ 1,562      $ 6,288      $ 5,472
Earnings from Equity Method Investees                33           37          125          115
Operating Expenses                                1,955        1,422        5,503        4,834
Asset Impairment Charges                              -           35        1,184          160
                                                -------      -------      -------      -------
Operating Income (Loss)                         $   (16)     $   142      $  (274)     $   593
Other Income (Deductions)                           (20)          95           57          178
Fixed Charges                                        93          193          489          634
                                                -------      -------      -------      -------
Income (Loss) before Minority Interests         $  (129)     $    44      $  (706)     $   137
Minority Interests                                  (60)          (2)        (440)          15
                                                -------      -------      -------      -------
Income (Loss) before Income Taxes               $   (69)     $    46      $  (266)     $   122
Income Tax (Benefit) Expense                        (52)         (13)        (168)          (5)
                                                -------      -------      -------      -------
Income (Loss) from Continuing Operations        $   (17)     $    59      $   (98)     $   127
Gain (Loss) from Discontinued Operations             14          (10)          14           (4)
Cumulative Effect of Accounting Changes               -            -            -           (2)
                                                -------      -------      -------      -------
Net Income (Loss)                               $    (3)     $    49      $   (84)     $   121
Preferred Dividends                                   3            2           10           11
                                                -------      -------      -------      -------
Net Income (Loss) Available to Common Stock     $    (6)     $    47      $   (94)     $   110
                                                =======      =======      =======      =======

Earnings (Loss) Per Share
             Basic                              $ (0.03)     $  0.25      $ (0.44)     $  0.65
             Diluted                              (0.03)        0.24        (0.44)        0.64

                             CMS Energy Corporation
                      SUMMARIZED COMPARATIVE BALANCE SHEETS
                              (Millions of Dollars)

                                                                December 31  December 31
                                                                    2005        2004
                                                                -----------  -----------
ASSETS
Cash and cash equivalents                                         $   847      $   669
Restricted cash                                                       198           56
Short-term investments                                                  -          109
Other current assets                                                2,854        2,165
                                                                  -------      -------
   Total current assets                                           $ 3,899      $ 2,999
Net plant and property                                              7,845        8,742
Investments                                                           725          752
Non-current assets                                                  3,551        3,379
                                                                  -------      -------
Total assets                                                      $16,020      $15,872
                                                                  =======      =======

STOCKHOLDERS' INVESTMENT AND LIABILITIES
Capitalization
   Debt and capital and finance leases (*)
      Long-term debt and capital leases (excluding
         FIN 46 debt, finance leases and securitization debt)     $ 6,464      $ 5,960
      FIN 46 debt and finance leases                                  897        1,381
                                                                  -------      -------
   Total debt and capital and finance leases                      $ 7,361      $ 7,341
   Preferred stock and securities                                     305          305
   Minority interest                                                  333          733
   Common stockholders' equity                                      2,322        2,072
                                                                  -------      -------
   Total capitalization                                           $10,321      $10,451
Securitization debt                                                   370          398
Current liabilities                                                 1,668        1,279
Non-current liabilities                                             3,661        3,744
                                                                  -------      -------
Total Stockholders' Investment and Liabilities                    $16,020      $15,872
                                                                  =======      =======

(*)  Current and long-term

                             CMS Energy Corporation
                       SUMMARIZED STATEMENTS OF CASH FLOWS
                              (Millions of Dollars)

                                                                       Twelve Months
                                                                     ----------------
                                                                      2005       2004
                                                                     -----      -----
Beginning of Period Cash                                             $ 669      $ 532

Cash and Cash Equivalents from FIN 46 Implementation                 $   -      $ 174

     Cash provided by operating activities                           $ 646      $ 398
     Cash used in investing activities                                (541)      (392)
                                                                     -----      -----
     Cash flow from operating and investing activities               $ 105      $   6
     Cash provided by (used in) financing activities                    74        (43)
     Currency Translation Adjustment                                    (1)         -
                                                                     -----      -----
Total Cash Flow                                                      $ 178      $ (37)
                                                                     -----      -----

End of Period Cash                                                   $ 847      $ 669
                                                                     =====      =====

                             CMS Energy Corporation
                        SUMMARY OF CONSOLIDATED EARNINGS
    Reconciliations of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income
                      (Millions, Except Per Share Amounts)

                                                           Fourth Quarter
                                                             (Unaudited)               Twelve Months
                                                        --------------------      --------------------
                                                         2005         2004          2005        2004
                                                        -------      -------      -------      -------
NET INCOME (LOSS) AVAILABLE TO COMMON STOCK             $    (6)     $    47      $   (94)     $   110

Reconciling Items:
       Discontinued Operations (Income) Loss                (14)          10          (14)           4
       Cumulative Effect of Change in Accounting
           for Retirement Benefits                            -            -            -            2
       Net Asset Sales (Gains) Losses and Other              21           26           18           (4)
       Asset Impairment                                       -           23          385          104
       Regulatory (Gains) from Prior Years                    -          (67)           -          (67)
                                                        -------      -------      -------      -------

Adjusted Net Income - Non-GAAP Basis, Including MTM     $     1      $    39      $   295      $   149

Mark-to-market (Gains) Losses                                40            9          (91)           5
                                                        -------      -------      -------      -------

Adjusted Net Income - Non-GAAP Basis, Excluding MTM     $    41      $    48      $   204      $   154
                                                        =======      =======      =======      =======

Average Number of Common Shares Outstanding
       Basic                                                219          190          212          169
       Diluted                                              219          194          212          172

BASIC EARNINGS PER AVERAGE COMMON SHARE

Earnings (Loss) Per Share as Reported                    $(0.03)     $  0.25      $ (0.44)     $  0.65

Reconciling Items:
       Discontinued Operations (Income) Loss              (0.06)        0.05        (0.07)        0.02
       Cumulative Effect of Change in Accounting
           for Retirement Benefits                            -            -            -         0.01
       Net Asset Sales (Gains) Losses and Other            0.09         0.14         0.08        (0.01)
       Asset Impairment                                       -         0.12         1.82         0.62
       Regulatory (Gains) from Prior Years                    -        (0.35)           -        (0.40)
                                                        -------      -------      -------      -------

Adjusted Net Income - Non-GAAP Basis, Including MTM     $     -      $  0.21      $  1.39      $  0.89

Mark-to-market (Gains) Losses                              0.19         0.05        (0.43)        0.03
                                                        -------      -------      -------      -------

Adjusted Net Income - Non-GAAP Basis, Excluding MTM     $  0.19      $  0.26      $  0.96      $  0.92
                                                        =======      =======      =======      =======

DILUTED EARNINGS PER AVERAGE COMMON SHARE

Earnings (Loss) Per Share as Reported                   $ (0.03)     $  0.24      $ (0.44)     $  0.64

Reconciling Items:
       Discontinued Operations (Income) Loss              (0.06)        0.05        (0.07)        0.02
       Cumulative Effect of Change in Accounting
           for Retirement Benefits                            -            -            -         0.01
       Net Asset Sales (Gains) Losses and Other            0.09         0.14         0.08        (0.01)
       Asset Impairment                                       -         0.12         1.82         0.60
       Regulatory (Gains) from Prior Years                    -        (0.35)           -        (0.39)
                                                        -------      -------      -------      -------

Adjusted Net Income - Non-GAAP Basis, Including MTM     $     -      $  0.20      $  1.39      $  0.87

Mark-to-market (Gains) Losses                              0.19         0.05        (0.43)        0.03
                                                        -------      -------      -------      -------

Adjusted Net Income - Non-GAAP Basis, Excluding MTM     $  0.19      $  0.25      $  0.96      $  0.90
                                                        =======      =======      =======      =======

Note: Adjusted (non-Generally Accepted Accounting Principles) earnings provide a key measure of the Company's present operating financial performance, unaffected by discontinued operations, asset sales, impairments, or other items detailed in these summary financial statements. Mark-to-market is a non-cash accounting adjustment that primarily reflects changes in the value of certain natural gas contracts.